Exhibit 99.2

Devon Energy Second-Quarter 2026

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings	10

EBITDAX	11

Net Debt, Net Debt-to-EBITDAX, Free Cash Flow and Reinvestment Rate	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil, gas and NGL sales	$5,106	$2,977	$2,578	$2,809	$2,710
Oil, gas and NGL derivatives (1)	414	(701)	184	80	236
Marketing and midstream revenues	1,897	1,531	1,359	1,442	1,338

Total revenues	7,417	3,807	4,121	4,331	4,284

Production expenses (2)	1,393	894	861	895	899
Exploration expenses	16	25	5	8	20
Marketing and midstream expenses	1,874	1,547	1,389	1,453	1,357
Depreciation, depletion and amortization	1,416	904	890	879	914
Asset dispositions	(25)	1	(1)	(37)	(307)
General and administrative expenses	175	125	135	114	113
Financing costs, net (3)	125	109	107	109	116
Restructuring and transaction costs	246	19	—	9	9
Other, net	(187)	17	(12)	(11)	2

Total expenses	5,033	3,641	3,374	3,419	3,123

Earnings before income taxes	2,384	166	747	912	1,161
Income tax expense (4)	473	46	185	219	244

Net earnings	1,911	120	562	693	917
Net earnings attributable to noncontrolling interests	—	—	—	6	18

Net earnings attributable to Devon	$1,911	$120	$562	$687	$899

Net earnings per share:
Basic net earnings per share	$2.04	$0.19	$0.91	$1.09	$1.42
Diluted net earnings per share	$2.03	$0.19	$0.90	$1.09	$1.41
Weighted average common shares outstanding:
Basic	937	616	621	628	635
Diluted	940	618	622	629	636

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Derivative cash settlements	$(116)	$(57)	$125	$50	$67
Derivative valuation changes	530	(644)	59	30	169

Oil, gas and NGL derivatives	$414	$(701)	$184	$80	$236

(2) PRODUCTION EXPENSES

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Lease operating expense	$626	$486	$479	$481	$483
Gathering, processing & transportation	391	191	195	213	219
Production taxes	357	205	172	184	180
Property taxes	19	12	15	17	17

Production expenses	$1,393	$894	$861	$895	$899

(3) FINANCING COSTS, NET

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Interest based on debt outstanding	$144	$118	$119	$125	$126
Interest income	(22)	(14)	(14)	(18)	(14)
Other	3	5	2	2	4

Financing costs, net	$125	$109	$107	$109	$116

(4) INCOME TAX EXPENSE

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current expense (benefit)	$378	$(188)	$23	$(44)	$226
Deferred expense	95	234	162	263	18

Income tax expense (1)	$473	$46	$185	$219	$244

(1)

Devon recognized a one-time current tax benefit of approximately $218 million in Q1 2026 related to new tax guidance under the One Big Beautiful Bill Act. With that benefit pulled into Q1 and higher oil pricing, Q2’s 2026 current tax rate reflects a normalized go-forward run-rate.

CONSOLIDATED BALANCE SHEETS

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Current assets:
Cash, cash equivalents and restricted cash	$1,009	$1,815	$1,434	$1,278	$1,759
Accounts receivable	3,162	2,250	1,792	1,835	1,853
Inventory	356	319	336	361	327
Other current assets	522	378	444	393	384

Total current assets	5,049	4,762	4,006	3,867	4,323
Oil and gas property and equipment, based on successful efforts accounting, net	60,899	23,912	23,731	23,591	23,428
Other property and equipment, net	2,199	1,686	1,688	1,698	1,687

Total property and equipment, net	63,098	25,598	25,419	25,289	25,115
Goodwill	753	753	753	753	753
Right-of-use assets	509	312	299	247	185
Investments	992	715	727	679	640
Other long-term assets	492	403	395	386	374

Total assets	$70,893	$32,543	$31,599	$31,221	$31,390

Current liabilities:
Accounts payable	$1,626	$975	$790	$934	$885
Revenues and royalties payable	2,451	1,678	1,491	1,464	1,440
Short-term debt	1,497	999	998	998	485
Income taxes payable	414	—	152	126	190
Other current liabilities	1,052	1,082	655	520	537

Total current liabilities	7,040	4,734	4,086	4,042	3,537
Long-term debt	9,891	7,387	7,391	7,393	8,393
Lease liabilities	356	206	197	158	113
Asset retirement obligations	1,169	986	863	850	839
Other long-term liabilities	1,043	940	907	962	1,008
Deferred income taxes	9,647	2,862	2,627	2,466	2,208
Stockholders’ equity:
Common stock	115	62	62	63	64
Additional paid-in capital	30,045	5,316	5,388	5,618	5,864
Retained earnings	11,712	10,171	10,200	9,788	9,252
Accumulated other comprehensive loss	(120)	(121)	(122)	(119)	(120)
Treasury stock	(5)	—	—	—	—

Total stockholders’ equity attributable to Devon	41,747	15,428	15,528	15,350	15,060
Noncontrolling interests	—	—	—	—	232

Total equity	41,747	15,428	15,528	15,350	15,292

Total liabilities and equity	$70,893	$32,543	$31,599	$31,221	$31,390

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Cash flows from operating activities:
Net earnings	$1,911	$120	$562	$693	$917
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	1,416	904	890	879	914
Leasehold impairments	9	3	(2)	1	7
Accretion of liabilities	7	4	3	4	3
Total (gains) losses on commodity derivatives	(414)	701	(184)	(80)	(236)
Cash settlements on commodity derivatives	(116)	(57)	125	50	67
(Gains) losses on asset dispositions	(25)	1	(1)	(37)	(307)
Deferred income tax expense	95	234	162	263	18
Share-based compensation	71	22	22	24	23
Other	(204)	22	(5)	(45)	5
Changes in assets and liabilities, net	924	(299)	(38)	(62)	134

Net cash from operating activities	3,674	1,655	1,534	1,690	1,545

Cash flows from investing activities:
Cash acquired in Merger	581	—	—	—	—
Capital expenditures	(1,318)	(839)	(832)	(870)	(956)
Acquisitions of property and equipment	(2,729)	(190)	(101)	(197)	(16)
Divestitures of property and equipment and investments	88	2	2	38	372
Distributions from investments	13	9	11	7	11
Contributions to investments and other	(10)	(2)	(50)	(2)	(8)

Net cash from investing activities	(3,375)	(1,020)	(970)	(1,024)	(597)

Cash flows from financing activities:
Repayments of long-term debt	(500)	—	—	(485)	—
Repurchases of common stock	(197)	(69)	(250)	(250)	(249)
Dividends paid on common stock	(366)	(155)	(149)	(151)	(156)
Distributions to noncontrolling interests	—	—	—	—	(14)
Acquisition of noncontrolling interests	—	—	—	(260)	—
Repayment of finance leases	(2)	(3)	(8)	—	—
Shares exchanged for tax withholdings and other	(44)	(27)	—	(1)	(5)

Net cash from financing activities	(1,109)	(254)	(407)	(1,147)	(424)

Effect of exchange rate changes on cash	4	—	(1)	—	1

Net change in cash, cash equivalents and restricted cash	(806)	381	156	(481)	525
Cash, cash equivalents and restricted cash at beginning of period	1,815	1,434	1,278	1,759	1,234

Cash, cash equivalents and restricted cash at end of period	$1,009	$1,815	$1,434	$1,278	$1,759

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$950	$1,763	$1,384	$1,229	$1,713
Restricted cash	59	52	50	49	46

Total cash, cash equivalents and restricted cash	$1,009	$1,815	$1,434	$1,278	$1,759

PRODUCTION

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (MBbls/d)
Permian	329	225	234	223	228
Rockies	105	103	102	111	104
Eagle Ford	48	43	39	41	39
Anadarko	17	12	12	12	13
Marcellus	—	—	—	—	—
Other	4	4	3	3	3

Total	503	387	390	390	387

Natural gas liquids (MBbls/d)
Permian	206	137	146	134	133
Rockies	47	46	51	53	47
Eagle Ford	15	11	10	11	11
Anadarko	45	24	24	30	31
Marcellus	—	—	—	—	—
Other	1	—	—	—	—

Total	314	218	231	228	222

Gas (MMcf/d)
Permian	1,274	831	848	834	823
Rockies	237	230	234	245	228
Eagle Ford	85	76	56	70	62
Anadarko	396	235	246	261	274
Marcellus	1,258	—	—	—	—
Other	2	1	1	—	1

Total	3,252	1,373	1,385	1,410	1,388

Total oil equivalent (MBoe/d)
Permian	748	501	521	496	498
Rockies	192	187	192	205	189
Eagle Ford	77	66	57	63	60
Anadarko	128	75	77	85	90
Marcellus	210	—	—	—	—
Other	4	4	4	4	4

Total	1,359	833	851	853	841

CAPITAL EXPENDITURES

(in millions)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian	$731	$451	$454	$465	$482
Rockies	196	218	231	191	228
Eagle Ford	97	120	137	141	122
Anadarko	129	38	32	25	45
Marcellus	70	—	—	—	—
Other	3	1	2	1	2

Total upstream capital	$1,226	$828	$856	$823	$879

Midstream and Corporate	43	20	27	36	53

Capital expenditures	$1,269	$848	$883	$859	$932

Acquisitions	2,729	151	141	197	16

Total capital	$3,998	$999	$1,024	$1,056	$948

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian	103	57	48	60	57
Rockies	26	27	26	21	23
Eagle Ford	7	12	18	24	22
Anadarko	11	7	8	10	11
Marcellus	3	—	—	—	—

Total	150	103	100	115	113

GROSS OPERATED WELLS TIED-IN

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian	88	53	45	61	57
Rockies	31	33	17	22	30
Eagle Ford	14	24	23	10	10
Anadarko	13	—	10	9	13
Marcellus	11	—	—	—	—

Total	157	110	95	102	110

NET OPERATED WELLS TIED-IN

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian	67	49	35	40	46
Rockies	21	27	14	18	27
Eagle Ford	14	23	19	10	7
Anadarko	7	—	4	5	5
Marcellus	11	—	—	—	—

Total	120	99	72	73	85

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian	10,600’	11,000’	11,800’	11,100’	10,500’
Rockies	11,500’	12,500’	11,600’	13,000’	12,300’
Eagle Ford	8,900’	7,000’	5,900’	7,200’	8,200’
Anadarko	10,000’	—	10,100’	10,000’	10,000’
Marcellus	14,000’	—	—	—	—

Total	10,800’	10,500’	10,200’	10,300’	10,300’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$92.47	$72.10	$59.09	$64.92	$63.95
Natural Gas ($/Mcf) - Henry Hub	$2.90	$5.05	$3.55	$3.07	$3.44
NGL ($/Bbl) - Mont Belvieu Blended	$29.23	$24.86	$23.67	$24.25	$25.58

REALIZED PRICES

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil (Per Bbl)
Permian	$96.08	$70.89	$57.94	$63.89	$62.60
Rockies	92.01	67.14	54.99	61.14	59.05
Eagle Ford	95.89	68.98	58.18	64.87	63.14
Anadarko	94.92	70.24	57.46	63.68	62.09
Marcellus	—	—	—	—	—

Realized price without hedges	95.10	69.66	57.19	63.21	61.70
Cash settlements	(7.01)	(1.72)	2.47	0.78	1.27

Realized price, including cash settlements	$88.09	$67.94	$59.66	$63.99	$62.97

Natural gas liquids (Per Bbl)
Permian	$23.29	$19.60	$18.42	$18.25	$19.10
Rockies	15.11	7.83	9.02	10.26	9.27
Eagle Ford	27.44	24.54	22.28	22.85	23.03
Anadarko	26.17	23.23	21.50	20.94	22.41
Marcellus	—	—	—	—	—

Realized price without hedges	22.70	17.80	16.86	17.01	17.71
Cash settlements	—	—	0.23	0.17	0.11

Realized price, including cash settlements	$22.70	$17.80	$17.09	$17.18	$17.82

Gas (Per Mcf)
Permian	$(2.03)	$0.73	$0.96	$1.50	$1.34
Rockies	(0.64)	1.80	0.33	(0.42)	(0.50)
Eagle Ford	2.36	4.01	3.14	2.78	3.01
Anadarko	2.40	4.03	3.13	2.57	2.86
Marcellus	2.17	—	—	—	—

Realized price without hedges	0.35	1.66	1.33	1.43	1.41
Cash settlements	0.70	0.02	0.25	0.15	0.15

Realized price, including cash settlements	$1.05	$1.68	$1.58	$1.58	$1.56

Total oil equivalent (Per Boe)
Permian	$45.28	$38.44	$32.72	$36.18	$35.92
Rockies	53.31	41.18	32.04	35.33	34.29
Eagle Ford	67.86	53.11	45.82	48.85	48.32
Anadarko	29.02	31.29	25.62	23.97	25.28
Marcellus	13.02	—	—	—	—

Realized price without hedges	41.30	39.70	32.92	35.82	35.43
Cash settlements	(0.94)	(0.76)	1.60	0.64	0.87

Realized price, including cash settlements	$40.36	$38.94	$34.52	$36.46	$36.30

ASSET MARGINS

BENCHMARK PRICES

(average prices)	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$92.47	$72.10	$59.09	$64.92	$63.95
Natural Gas ($/Mcf) - Henry Hub	$2.90	$5.05	$3.55	$3.07	$3.44
NGL ($/Bbl) - Mont Belvieu Blended	$29.23	$24.86	$23.67	$24.25	$25.58

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3	Quarter 2
Permian
Realized price	$45.28	$38.44	$32.72	$36.18	$35.92
Lease operating expenses	(5.39)	(5.19)	(5.11)	(5.38)	(5.54)
Gathering, processing & transportation	(2.81)	(2.57)	(2.57)	(2.94)	(3.17)
Production & property taxes	(3.69)	(2.91)	(2.44)	(2.52)	(2.63)

Field-level cash margin	$33.39	$27.77	$22.60	$25.34	$24.58

Rockies
Realized price	$53.31	$41.18	$32.04	$35.33	$34.29
Lease operating expenses	(8.87)	(10.02)	(9.05)	(8.27)	(9.13)
Gathering, processing & transportation	(1.03)	(1.04)	(1.03)	(0.99)	(0.86)
Production & property taxes	(4.43)	(3.32)	(2.64)	(3.04)	(2.85)

Field-level cash margin	$38.98	$26.80	$19.32	$23.03	$21.45

Eagle Ford
Realized price	$67.86	$53.11	$45.82	$48.85	$48.32
Lease operating expenses	(6.72)	(7.98)	(7.90)	(7.83)	(7.52)
Gathering, processing & transportation	(2.34)	(2.14)	(1.98)	(2.27)	(1.94)
Production & property taxes	(3.41)	(2.81)	(2.43)	(2.89)	(3.02)

Field-level cash margin	$55.39	$40.18	$33.51	$35.86	$35.84

Anadarko
Realized price	$29.02	$31.29	$25.62	$23.97	$25.28
Lease operating expenses	(3.18)	(3.76)	(3.19)	(3.25)	(2.98)
Gathering, processing & transportation	(5.45)	(6.64)	(6.19)	(5.98)	(6.13)
Production & property taxes	(1.55)	(1.71)	(1.22)	(1.30)	(1.32)

Field-level cash margin	$18.84	$19.18	$15.02	$13.44	$14.85

Marcellus
Realized price	$13.02	—	—	—	—
Lease operating expenses	(0.59)	—	—	—	—
Gathering, processing & transportation	(5.36)	—	—	—	—
Production & property taxes	(0.18)	—	—	—	—

Field-level cash margin	$6.89	—	—	—	—

Devon - Total
Realized price	$41.30	$39.70	$32.92	$35.82	$35.43
Lease operating expenses	(5.06)	(6.48)	(6.11)	(6.14)	(6.31)
Gathering, processing & transportation	(3.16)	(2.54)	(2.49)	(2.71)	(2.86)
Production & property taxes	(3.05)	(2.90)	(2.39)	(2.56)	(2.58)

Field-level cash margin	$30.03	$27.78	$21.93	$24.41	$23.68

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on second-quarter 2026 and first-quarter 2026 earnings.

	Quarter Ended June 30, 2026
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$2,384	$1,911	$1,911	$2.03
Adjustments:
Asset dispositions	(25)	(20)	(20)	(0.02)
Asset and exploration impairments	8	6	6	0.01
Deferred tax asset valuation allowance	—	(56)	(56)	(0.06)
Fair value changes in financial instruments	(528)	(408)	(408)	(0.43)
Restructuring and transaction costs	246	201	201	0.21
Gain on equity investment	(201)	(155)	(155)	(0.17)

Core earnings (Non-GAAP)	$1,884	$1,479	$1,479	$1.57

	Quarter Ended March 31, 2026
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$166	$120	$120	$0.19
Adjustments:
Asset dispositions	1	1	1	—
Asset and exploration impairments	2	2	2	0.01
Fair value changes in financial instruments	644	499	499	0.81
Restructuring and transaction costs	19	19	19	0.03

Core earnings (Non-GAAP)	$832	$641	$641	$1.04

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; restructuring and transaction costs; gain on equity investments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q2 ‘26	Q1 ‘26	Q4 ‘25	Q3 ‘25	Q2 Annualized	Q2 ‘25
Net earnings (GAAP)	$1,911	$120	$562	$693	$7,644	$917
Financing costs, net	125	109	107	109	500	116
Income tax expense	473	46	185	219	1,892	244
Exploration expenses	16	25	5	8	64	20
Depreciation, depletion and amortization	1,416	904	890	879	5,664	914
Asset dispositions	(25)	1	(1)	(37)	(100)	(307)
Share-based compensation	33	22	22	21	132	22
Derivative & financial instrument non-cash val. changes	(530)	644	(59)	(30)	(2,120)	(169)
Restructuring and transaction costs	246	19	—	9	984	9
Gain on equity investment	(201)	—	—	—	(804)	—
Accretion on discounted liabilities and other	14	17	(12)	(11)	56	2

EBITDAX (Non-GAAP)	$3,478	$1,907	$1,699	$1,860	$13,912	$1,768

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and restricted cash. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Total debt (GAAP)	$11,388	$8,386	$8,389	$8,391
Less:
Cash, cash equivalents and restricted cash	(1,009)	(1,815)	(1,434)	(1,278)

Net debt (Non-GAAP)	$10,379	$6,571	$6,955	$7,113

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	2026		2025
	Quarter 2	Quarter 1	Quarter 4	Quarter 3
Net debt (Non-GAAP)	$10,379	$6,571	$6,955	$7,113
EBITDAX (Non-GAAP) (1)	$8,944	$7,234	$7,413	$7,845

Net debt-to-EBITDAX (Non-GAAP)	1.2	0.9	0.9	0.9

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

ADJUSTED FREE CASH FLOW

Devon defines adjusted free cash flow as total operating cash flow before balance sheet changes adjusted for after-tax restructuring costs and accrued capital expenditures. Devon believes adjusted free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	2026		2025	2024
	Quarter 2	Quarter 1	Full Year	Full Year
Total operating cash flow (GAAP)	$3,674	$1,655	$6,711	$6,600
Changes in assets and liabilities, net	(924)	299	(151)	217

Cash from operations before balance sheet changes (Non-GAAP)	2,750	1,954	6,560	6,817
Cash restructuring and transaction costs, net of tax (Non-GAAP) (1)	174	19	26	9

Adjusted operating cash flow (Non-GAAP)	2,924	1,973	6,586	6,826
Capital expenditures (Accrued) (2)	(1,269)	(848)	(3,638)	(3,631)

Adjusted free cash flow (Non-GAAP)	$1,655	$1,125	$2,948	$3,195

(1)	Cash restructuring and transaction costs is net of the associated current tax benefit, after taking into account permanently non-deductible transaction costs.
(2)	Excludes acquisition capital. Q2 2026, Q1 2026, full-year 2025 and full-year 2024 exclude acquisition costs of $2,729 million, $151 million, $362 million and $243 million, respectively.

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by adjusted operating cash flow. Adjusted operating cash flow is our total operating cash flow before balance sheet changes adjusted for after-tax restructuring costs; the reconciliation calculation of adjusted operating cash flow is provided above under “Adjusted Free Cash Flow.” Devon believes reinvestment rate provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	2026		2025	2024
	Quarter 2	Quarter 1	Full Year	Full Year
Capital expenditures (Accrued) (1)	$1,269	$848	$3,638	$3,631
Adjusted operating cash flow (Non-GAAP)	$2,924	$1,973	$6,586	$6,826

Reinvestment rate (Non-GAAP)	43%	43%	55%	53%

(1)	Excludes acquisition capital. Q2 2026, Q1 2026, full-year 2025 and full-year 2024 exclude acquisition costs of $2,729 million, $151 million, $362 million and $243 million, respectively.

THIRD-QUARTER AND FULL-YEAR 2026 GUIDANCE

Note: Devon’s full-year 2026 guidance reflects standalone Devon operations plus Coterra beginning on May 7, 2026.

PRODUCTION GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil (MBbls/d)	550	560	495	505
Natural gas liquids (MBbls/d)	375	385	319	326
Gas (MMcf/d)	4,450	4,500	3,300	3,400

Total oil equivalent (MBoe/d)	1,660	1,690	1,364	1,398

CAPITAL EXPENDITURES GUIDANCE

	Quarter 3		Full Year
(in millions)	Low	High	Low	High
Permian			$2,900
Rockies			$875
Eagle Ford			$475
Anadarko			$275
Marcellus			$225

Upstream capital	$1,375	$1,450	$4,675	$4,825
Midstream and other capital	25	50	125	175

Total capital	$1,400	$1,500	$4,800	$5,000

PRICE REALIZATIONS GUIDANCE

	Quarter 3		Full Year
	Low	High	Low	High
Oil - % of WTI	98%	102%	98%	100%
NGL - % of WTI	25%	30%	24%	26%
Natural gas - % of Henry Hub	50%	60%	40%	50%

OTHER GUIDANCE ITEMS

	Quarter 3		Full Year
($ millions, except Boe and %)	Low	High	Low	High
LOE per BOE	$4.60	$4.90	$5.00	$5.20
GP&T per BOE	$3.40	$3.50	$3.00	$3.20
Production and property taxes as % of upstream sales	6.5%	7.5%	6.5%	7.5%
Exploration expenses	$5	$15	$70	$90
Depreciation, depletion and amortization per BOE	$10.75	$11.25	$11.00	$11.50
General and administrative expenses per BOE	$1.25	$1.35	$1.35	$1.45
Financing costs, net	$145	$155	$495	$515

INCOME TAX GUIDANCE

	Quarter 3		Full Year
(% of pre-tax earnings)	Low	High	Low	High
Current income tax rate	15%	17%	11%	13%
Effective income tax rate	21%	23%	20%	22%

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2026 & 2027 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2026	10,000	$66.13	84,500	$56.25	$73.11
Q1-Q4 2027	—	$—	38,466	$59.04	$85.41

	Three Way Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q3-Q4 2026	113,000	$49.36	$59.36	$72.36
Q1-Q4 2027	57,397	$47.25	$57.25	$73.14

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q3-Q4 2026	WTI/NYMEX	83,500	$0.95
Q3-Q4 2026	Midland Sweet	46,000	$1.10
Q3-Q4 2026	WTI/Brent	8,000	$(5.66)
Q3-Q4 2026	NYMEX Roll	95,000	$1.74
Q1-Q4 2027	WTI/NYMEX	32,466	$1.04
Q1-Q4 2027	Magellan East Houston	27,000	$1.85
Q1-Q4 2027	Midland Sweet	48,000	$1.02

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q3-Q4 2026	247,500	$3.80	1,130,000	$3.36	$5.47
Q1-Q4 2027	—	$—	490,000	$3.17	$5.33

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q3-Q4 2026	Houston Ship Channel	50,000	$(0.29)
Q3-Q4 2026	Transco Leidy	250,000	$(0.78)
Q3-Q4 2026	Transco Zone 6 Non-NY	250,000	$(0.16)
Q3-Q4 2026	WAHA	350,000	$(1.86)
Q1-Q4 2027	Transco Leidy	47,500	$(0.65)
Q1-Q4 2027	Transco Zone 6 Non-NY	150,000	$0.35
Q1-Q4 2027	WAHA	135,041	$(1.30)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index and the end of month NYMEX index. Devon’s NGL derivatives settle against the average of the prompt month OPIS Mont Belvieu, Texas index. Commodity hedge positions are shown as of June 30, 2026.

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